Texas Capital Value Funds, Inc.

Supplement
To Prospectus and Statement of Additional Information Dated January 31, 2006

Value & Growth Portfolio

Effective August 21, 2006, Eric D. Barden is no longer the co-portfolio manager of the Value & Growth Portfolio (the “Fund”), a series of Texas Capital Value Funds, Inc., or associated with the Fund or its investment adviser, First Austin Capital Management, Inc. (the “Adviser”), in any respect.  Consequently, all information about and references to Eric D. Barden in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.  As described in the Fund’s Prospectus and Statement of Additional Information, Mark A. Coffelt, the founder of the Adviser and portfolio manager of the Fund since its inception, will continue as the sole portfolio manager of the Fund.

The date of this Supplement is September 7, 2006.
Please keep this Supplement with your records.